UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

Not applicable.

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2005, based upon the recommendation of the Compensation Committee of the Board of Directors of Orthovita, Inc. (the “Company”), and approval by the Board of Directors of the Company, equity compensation awards, in the form of stock options under the Company’s Amended and Restated 1997 Equity Compensation Plan, were issued to certain of the Company’s executive officers and other employees. A summary of the stock options granted by the Board of Directors to the Company’s “named executive officers” is set forth below:

Name	Title	Stock Options[1]
Antony Koblish	President and Chief Executive Officer	281,520

Erik M. Erbe, Ph.D.	Chief Science Officer	28,543

Maarten Persenaire, M.D.	Chief Medical Officer	28,543

Joseph M. Paiva	Chief Financial Officer	22,834

David J. McIlhenny	Senior Vice President, Operations	45,747

In addition, an aggregate of 638,582 stock options were granted to 89 other employees.

Each stock option will have a term of ten years from the date of grant and an exercise price of $3.69 per share. The stock options vest with respect to 25% of the options granted on the date of grant and 25% on each subsequent anniversary of the date of grant. In determining to provide for the immediate vesting of a portion of the options, the Compensation Committee and the Board of Directors of the Company balanced the benefits of reducing compensation expense that might be recorded in future periods following the Company’s adoption of Financial Accounting Standards Board Statement No. 123, “Share Based Payment (revised 2004)” (FAS 123R) with the employment retention elements of an extended vesting period.

As previously announced, the Company will be required to apply the expense recognition provisions of FAS 123R beginning in the first quarter of fiscal 2006, which begins on January 1, 2006. The estimated future compensation expense that would have otherwise been recognized in the Company’s income statement with respect to the portion of the options that have been immediately vested under FAS 123R is approximately $400,000.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Form of Incentive Stock Option Grant under the Company’s Amended and Restated 1997 Equity Compensation Plan.

10.2	Form of Nonqualified Stock Option Grant under the Company’s Amended and Restated 1997 Equity Compensation Plan

[1]	The forms of option grants relating to the stock option awards described above have been filed as Exhibit 10.1 and 10.2 to this Form 8-K and are incorporated by reference into this Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ JOSEPH M. PAIVA
Joseph M. Paiva
Chief Financial Officer

Dated: December 28, 2005